UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 22, 2008

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

The information contained under Item 1.02 “Lease Assignment” is incorporated herein by this reference.

ITEM 1.02	Termination of a Material Definitive Agreement.

Termination of Shelter Agreement

On December 22, 2008, Align Technology, Inc. (“Align”) provided a notice of termination (the “Notice) of the Shelter Agreement entered into on December 22, 2005 with International Manufacturing Solutions Operaciones, S. De. R.L. (the “Shelter Agreement”).  The termination will be effective April 1, 2009 (the “Effective Date”).

Under the Shelter Agreement, IMS currently provides and performs administrative services such as facilities and facility maintenance, human resource recruiting, payroll accounting, cross-border logistics, employee medical programs, employee transportation and cafeteria services (the “Administrative Services”).  In addition, IMS provides the facilities and non-management personnel necessary for Align to manufacture, assemble and produce Align's clear, removable aligners (the “Products”) at a facility located in Juarez, Mexico (the “Manufacturing Services” and together with the Administrative Services, referred to in this Form 8-K as the “Services”).

On or after the Effective Date, Align or its subsidiary, Aligntech de Mexico, S. de R.L. de C.V., will become a direct manufacturer and perform the Services independently.   All IMS employees engaged in providing services to Align will, at Align’s option and at no fees to Align, be transferred to Align as of the Effective Date.  IMS has agreed to provide to Align, at no additional cost, transition services for thirty (30) days.  The transition services may be extended, at Align’s option, for sixty (60) additional days.  During the extended transition period, if any, Align shall pay a transition fee equal to $1.50 for each payroll hour worked by IMS’ personnel for Align.

Lease Assignment

The Services are currently performed by IMS at a facility in Juarez, Mexico (the “Premises”) that IMS leases from Elamex pursuant to a lease agreement dated July 31, 2008 with an expiration date of July 31, 2013 (the “Elamex Lease”). The Notice also serves as Align’s written notification pursuant to the terms of the Elamex Lease of Align’s intention to exercise the lease assignment provision set forth in section 9.3 of thereof. Upon the assignment of the Elamex Lease, Align will be obligated to pay rent to Elamex in the annual amount of US$364,721.40, payable in monthly installments of $30,393.45.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained under Item 1.02 “Lease Assignment” is incorporated herein by this reference.

ITEM 8.01	Other Events

The text of the press release announcing the termination of the Shelter Agreement attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

10.1	Lease Agreement dated July 31, 2008 (assigned effective April 1, 2009)

99.1	Press Release dated December 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

Dated: December 22, 2008	By:	/s/ Kenneth B. Arola
Kenneth B. Arola
Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Lease Agreement dated July 31, 2008 (assigned effective April 1, 2009)

99.1	Press Release dated December 22, 2008